UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 17, 2011

Aetna Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-16095	23-2229683
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former Name or Former Address, if Changed Since Last Report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On May 17, 2011, Aetna Inc. (the “Company”) executed a Pricing Agreement (the “Pricing Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named in Schedule I thereto (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 4.125% senior notes due June 1, 2021 (the “Senior Notes”).  The Pricing Agreement incorporated by reference the terms of an Underwriting Agreement (the “Underwriting Agreement”) of the Company dated as of August 24, 2010.  The sale of the Senior Notes was registered with the Securities and Exchange Commission in a Registration Statement on Form S-3, File No. 333-155961.  The Senior Notes were offered pursuant to a prospectus dated December 5, 2008 and a prospectus supplement dated May 17, 2011.  The closing of the sale of the Senior Notes occurred on May 20, 2011.

In connection with the offering and sale of the Senior Notes, a supplemental indenture of the Company was executed with U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee (the “Trustee”), to establish and designate the Senior Notes and the terms and characteristics of the Senior Notes (the “Supplemental Indenture”).  The Supplemental Indenture was executed pursuant to the Senior Indenture dated as of March 2, 2001 between the Company and the Trustee (the “Base Indenture”).  The Senior Notes were issued pursuant to the Base Indenture, as supplemented by the Supplemental Indenture.

The Underwriting Agreement, which was filed as Exhibit 1.1 to Aetna Inc.’s Current Report on Form 8-K filed on August 30, 2010, the Pricing Agreement, which is filed as Exhibit 1.1 to this Current Report, the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report, and the Base Indenture, which was filed Exhibit 4.1 to Aetna Inc.’s Quarterly Report on Form 10-Q filed on May 10, 2001, are each incorporated by reference herein in response to this Item 1.01.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report:

1.1
Pricing Agreement between Aetna Inc. and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in Schedule I thereto, dated May 17, 2011

4.1
Supplemental Indenture dated as of May 20, 2011 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 20, 2011	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

1.1
Pricing Agreement between Aetna Inc. and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in Schedule I thereto, dated May 17, 2011

4.1
Supplemental Indenture dated as of May 20, 2011 between Aetna Inc. and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, as trustee, establishing and designating the Senior Notes